Exhibit 10.30

CONFIDENTIAL TREATMENT REQUESTED

INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND NOTED WITH “****”.

AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT NO. 2 TO THE AGREEMENT CONCERNING CARDIOLITE® AND

TECHNELITE® GENERATOR SUPPLY, PRICING AND HEBATES

This Amendment No. 2 (the “Amendment”), to the Agreement Concerning Cardiolite® and Technelite® Generator Supply, Pricing and Rebates dated as of February 1, 2008 (the “Agreement”), is made by and between Lantheus Medical Imaging, Inc., with its principal place of business at 331 Treble Cove Road, North Billerica, Massachusetts 01862 (“Medical Imaging”), and United Pharmacy Partners, Inc., with its principal place of business located at 5400 Laurel Springs Parkway, Suite 405, Suwanee, GA 30024 (“UPPI”), and is effective as of August 1, 2008.

RECITALS

WHEREAS, Medical Imaging and UPPI are parties to the Agreement and desire to further amend the Agreement, as provided herein;

NOW, THEREFORE, in consideration of the premises and agreements set forth in this Amendment and intending to be legally bound, Medical Imaging and UPPI hereby agree as follows:

AMENDMENT

1.               Section I. - Section I. Defined Terms shall be amended by deleting such section in its entirety and replacing therewith the following:

“1. Defined Terms

A.                                   Capitalized terms not otherwise defined herein shall have the meanings specified in the Standard Cardiolite® Terms.

B.                                     “Agreements” means collectively the Agreement, the Individual Pharmacy Agreement, and the Standard Cardiolite® Terms.

C.                                     “Approved” means Approved by the United States Food and Drug Administration pursuant to an Abbreviated New Drug Application as a Sestamibi Product.

D.                                    “Commitment Baseline” means ****% of the Member’s current Cardiolite® (Sestamibi Product) volume established from the period of March, April and May of 2008.

E.                                      “Committed Member” means a Member or Member Radiopharmacy Family which commits to purchase the Commitment Baseline of Cardiolite® as set forth on Schedule B to Exhibit 1.

F.                                      “Competitive Entry” means the date of the first lawful sale to the public of an Approved generic sestamibi, following expiration of market exclusivity on July 29, 2008.

G.                                     “Fee Per Dose” means the purchase price per dose of Cardiolite® set forth on Schedule B to Exhibit 1, as such price may be modified from time to time in accordance with the Agreements.

H.                                    “Good Standing” means the status of having obtained and retained all federal, state and local licenses and other requirements necessary for the lawful conduct of business as a commercial radiopharmacy.

I.                                         “Individual Pharmacy Agreements” means the Cardiolite® License and Supply Agreements between Medical Imaging and a Member.

J.                                        “Member” means a Member of UPPI in Good Standing.

K.                                    “Member Radiopharmacy Family” means **** (****) or more commercially established radiopharmacies in Good Standing and which are directly or indirectly Controlled by or under common Control with the same Member.

L.                                      “Quarter” means (i) the initial period from February 1, 2008 through March 31, and (ii) each calendar quarter thereafter commencing April 1, 2008.

M.                                 “Rebate Period” means (i) the initial period from February 1, 2008 through ****, (ii) the period from **** through ****, (iii) the period from **** through ****, (iv) the period from **** through ****, and (v) each three month period of the Term, commencing ****.

N.                                    “Technelite® Generator Purchase Price” means the purchase price for Technelite® Generators set forth on Schedule C to Exhibit 1, as such price may be modified from time to time.

O.                                    “Technelite® Generators” means technetium Tc99m generators sold under the trademark Technelite®.

P.                                      “Uncommitted Member” means a Member or Member Radiopharmacy Family which does not commit to purchase any minimum volume of Cardiolite®.”

2.               Section II A. - Section II. A, “Pricing” shall be amended by deleting such section in its entirety and replace therewith the following:

“A.                             Pursuant to Section 2.11 of the Standard Cardiolite® Terms, the Parties hereby agree that the current Exhibit I of the Standard Cardiolite® Terms is hereby amended as set forth in Exhibit 1 hereto, provided that if the conditions set forth in Article II of Exhibit 1 are not met and/or after expiration of the Term, such current Exhibit I will be automatically reinstated and will once again be in full force and effect.”

3.               Section II. B. Section II. B, “Good Faith Negotiations”, shall be amended by deleting such section in its entirety and replace therewith the following:

“B.                               Good Faith Negotiation. Within **** days of Competitive Entry the pricing on Exhibit 1, Schedule B, Tables B2 and B3 will be implemented (the “Initial Price Adjustment”) and will not be adjusted again prior to ****. Once during each Quarter thereafter, but not sooner than **** months after the Initial Price Adjustment or subsequent price adjustments, UPPI and Medical Imaging may negotiate a potential change to the Fee Per Dose upon the mutual written agreement of Medical Imaging and UPPI (“the New Fee Per Dose”). The New Fee Per Dose will be effective the first day of the month following the execution of the written agreement. Medical Imaging and UPPI shall each negotiate any such changes to the Fee Per Dose in good faith based upon the then-existing selling conditions for Approved Sestamibi Products and with the aim of achieving competitive pricing. To expeditiously implement the New Fee Per Dose UPPI agrees, on behalf of its members, to waive the notice requirements set forth in Section 2.07 of the Standard Cardiolite® Terms. In addition, in the event that the acquisition of **** or more Members by a third party results in a significant change in the aggregate number of Members, Medical Imaging and UPPI shall meet to discuss the possible amendment of the rebates set forth in Schedule D of Exhibit 1 hereto.”

4.               Section II C. Section II C, “Preferred Supplier”, shall be amended by deleting such section in its entirety and replacing therewith the following:

“C.                               Preferred Supplier. UPPI hereby acknowledges that its contractual relationship with Medical Imaging affords UPPI with valuable access to a consistent supply of branded, high-quality products. Although not an exclusive relationship, commencing on the Effective Date, pursuant to the following terms and conditions, Medical Imaging shall become UPPI’s preferred supplier of Sestamibi Products and as such will be the primary and predominant supplier of Sestamibi Products and generators to UPPI. In the event that UPPI receives after January 1, 2009 but prior to December 31, 2010, a bona fide, good faith proposal from a third party (a “Proposal”) to provide Approved Sestamibi Product(s) to Members that are the same or substantially similar to the Sestamibi Products, UPPI shall notify Medical Imaging in writing thereof and provide sufficiently detailed information regarding the pricing terms thereof. For **** (****) business days thereafter (the “Exclusive Negotiation Period”), UPPI shall negotiate exclusively and in good faith with Medical Imaging regarding the purchase of Sestamibi Products at a price competitive with that contained in the Proposal and shall not during such period negotiate with such third party. If the Parties agree in writing to an appropriately competitive price, such price shall become the New Fee Per Dose, and accordingly UPPI shall not accept the Proposal. The new Fee Per Dose will be subject to the same terms as detailed above in Section II. B. If Medical Imaging and UPPI do not agree to an appropriately competitive price during the Exclusive Negotiation Period, UPPI shall have the right to accept the Proposal (or negotiate an agreement with the applicable third party on the pricing terms in the Proposal) free and clear of any obligation to Medical Imaging.”

5.               Section II.D. Section II.D, “Administrative Fee”, shall be amended by deleting such section in its entirety and replacing therewith the following:

“D. Administrative Fee. Commencing on the Effective Date and continuing through the expiration of the Term, unless terminated earlier, should UPPI and the Members qualify for the Aggregate Rebate Program as detailed in Exhibit 1, then Medical Imaging shall pay to UPPI a corresponding administrative fee. From February 1, 2008 through July 31, 2008 the administrative fee will be ****% of aggregate dollar sales of Sestamibi Products and Technelite® Generators sold and delivered to Members pursuant to this Agreement. After July 31, 2008 until Competitive Entry the Administrative Fee will be calculated as a percent, detailed in the table below, on the aggregate dollar sales of Sestamibi Products and Technelite® Generators sold and delivered to Committed Members pursuant to this Agreement. After Competitive Entry, the administrative fee will be calculated as a percent, detailed in the grid below, on only the aggregate dollar sales of Technelite® Generators sold and delivered to Committed Members pursuant to this Agreement.”

Aggregate Rebate Table-Administrative Fees

Technelite® Generator Curies	Column 1	Column 2	Cardiolite®* Doses Column 3	Column 4

Row 1	(****% Admin Fee)	(****% A% Admin Fee)	(****% Admin Fee)	(****% Admin Fee)
Row 2	(****% Admin Fee)	(****% A% Admin Fee)	(****% Admin Fee)	(****% Admin Fee)
Row 3	(****% Admin Fee)	(****% A% Admin Fee)	(****% Admin Fee)	(****% Admin Fee)

6.               Section III. B. Section III. B, “Purchase Price”, shall be amended by deleting such section in its entirety and replacing therewith the following:

“B.                               Purchase Price. The Parties agree that each Member shall pay to Medical Imaging the Technelite® Generator Purchase Price as set forth in Exhibit 1 for Technelite® Generators and agree to the terms set forth on Exhibit 1 based on the Member’s or Member Radiopharmacy’s Family classification as a “Committed” or “Uncommitted” Member. Such payment shall be due and payable as set forth in Medical Imaging’s invoices. The Members will be responsible for any and all federal, state, county or municipal sales or use tax, healthcare tax, excise, customs charges, duties or similar charges, or any other tax assessment (other than that assessed against Medical

Imaging’s income), license, fee or other charge lawfully assessed or charged on the sale, transportation, or other disposition of Technelite® Generators.”

7.               Exhibit 1. Exhibit 1 shall be amended by deleting such exhibit in its entirety and replacing therewith Exhibit 1 attached hereto.

8.               General. Except as specifically modified hereby, the terms and provisions of the Agreement remain in full force and effect and otherwise unmodified. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflict of laws provisions thereof. The Agreement, as amended hereby, constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes any and all prior or contemporaneous agreements between the parties relating to the subject matter hereof (whether written or oral). This Amendment may be executed in one or more counterparts, and by the different parties in separate counterparts, each of which when executed shall be deemed to be an original but all of which when taken together shall constitute one and the same agreement.

IN WITNESS WHEREOF, the Parties, have caused this Amendment to be executed by their duly authorized officers as of the date first set forth above.

UNITED PHARMACY PARTNERS, INC.		LANTHEUS MEDICAL IMAGING, INC.

By:	/s/ Perry Polsinelli	By:	/s/ Donald R. Kiepert

Name:	Perry Polsinelli	Name:	Donald R. Kiepert

Title:	7/21/08 - CEO	Title:	President CEO

Date:	7/20/05	Date:	7/21/08

Exhibit 1

NOTICE OF INCENTIVE PROGRAMS AND PRICING

FOR CARDIOLITE® AND TECHNELITE® GENERATORS

Lantheus Medical Imaging, Inc. (“Medical Imaging”) is pleased to make the following Incentive Programs and Pricing for Cardiolite® and Technelite® Generators available to you along with all Members (each, a “Member”) of United Pharmacy Partners, Inc. (“UPPI”). All capitalized terms used but not otherwise defined herein will have the meanings set forth on Schedule A. The terms of this notice are confidential and are subject to the confidentiality provisions of Section 5.11 of your Standard Cardiolite® Terms.

I.                                         Member Pricing and Rebate Programs

A.                                    Committed Member Pricing

Cardiolite®. For a commitment of ****% of the Member’s current Cardiolite® (Sestamibi Product) volume established from the period of March, April and May of 2008 (the “Commitment Baseline”), a Committed Member will be eligible to receive certain pricing and the opportunity to earn a Committed Member rebate. Prior to Competitive Entry a Committed Member will pay the Fee Per Dose set forth is Schedule B, Table Bl. Effective within 15 days of Competitive Entry a Committed Member will pay the Fee Per Dose set forth on Schedule B, Table B2. In order to attempt to achieve competitive pricing, it is the intent of Medical Imaging and UPPI to re-evaluate the Fee Per Dose once during each **** after January 1, 2009 potentially changing the Fee Per Dose, upon the mutual written agreement of Medical Imaging and UPPI.

If after **** reporting months, a Committed Member is tracking at less than ****% of their Cardiolite® established baseline, Medical Imaging reserves the right to move them to the Uncommitted Member pricing effective the first day of the immediately following quarter.

Should an existing Member or a new Member wish to become a Committed Member after January 1, 2009 Lantheus Medical Imaging reserves the right to establish a Commitment Baseline based on prior volumes or volume estimates appropriate to the time frame in which a Member becomes a Committed Member. If a Member becomes a Committed Member after the first day of any month following Competitive Entry, the Additional License Fees will be calculated and billed based on the number of business days in that month. For example, if an Uncommitted Member currently paying $**** per dose becomes a Committed Member effective December 17, 2009 and their December Required Monthly Vial and Unit Dose Report indicates that the Member utilized **** Unit Doses in excess of their aggregate Vial Utilization Base from vials used that month, then **** Unit Doses will be billed at $**** per dose and **** Unit Doses will be billed at $****. (**** Unit Doses divided by **** business days equals **** Unit Doses per day)

Technelite® Generator. Price increases for generators for Committed Members will be limited to the following:

•	August 1, 2008	****%

•	January 1, 2009	****%

•	January 1, 2010	****%

Pricing for Technelite® Generators prior to August 1, 2008 can be found on Schedule C. There is **** for Technelite® generators to obtain the generator purchase price for Committed Members.

Thallium.                                          Pricing for Committed Members shall be the price set forth on Schedule B, Table B4. There is **** to obtain the Thallium purchase price for Committed Members and the price is valid before and after Competitive Entry. Medical Imaging Reserves the right to change the price of Thallium with 30 days written notification to UPPI.

B.                                    Committed Member Rebate Program

(a) For each Rebate Period beginning August 1, 2008, each Committed Member in Good Standing that pays the invoices submitted by Medical Imaging on a timely basis, may be entitled, in accordance with Schedule E, to a percentage rebate on total dollar sales for the purchases of Sestamibi Products and Technelite® Generators invoiced and delivered to such Committed Member. The percentage of rebate earned will be determined by (i) the Sestamibi Product doses sold by Medical Imaging to the Committed Member during the Rebate Period (as set forth in the Monthly report provided to Medical Imaging from Committed Member) and (ii) the purchases of Technelite® Generator (curies) invoiced and delivered to the Committed Member during the Rebate Period (as set forth in a written report to be provided by Medical Imaging to the Committed Member)

(b) Prior to Medical Imaging’s implementation of Schedule B, Table B2, Cardiolite® pricing, the rebate, earned as detailed above in Section II B(a), will be paid on the Committed Member’s (i) purchases of vials of Sestamibi Products during the applicable “Rebate Period” (as set forth in Medical Imaging invoices), (ii) additional unit doses of Sestamibi Products invoiced during the applicable Rebate Period, and (iii) purchases of Technelite® Generators invoiced and delivered to each Committed Member during the applicable Rebate Period. All rebates earned shall be issued to a Committed Member by Medical Imaging as a credit against future purchases of products by the Committed Member. Medical Imaging will not settle any such rebate in cash, except if a Member ceases be a Member if Good Standing or is otherwise acquired and the successor ceases to be a Member and there are no outstanding invoices payable by such Member to Medical Imaging.

(c) After Medical Imaging’s implementation of Schedule B, Table B2, Cardiolite® pricing, the rebate will still be earned as detailed in Section II. B (a) above, however,

the rebate will only be paid on the total of Technelite® Generators (curies) invoiced and delivered to the Committed Member during the Rebate Period.

(d) Should an existing Member or a new Member wish to become a Committed Member after January 1, 2009, Lantheus Medical Imaging reserves the right to establish a rebate schedule with the same rebate percentages as detailed on Schedule E but with minimums based on prior volumes or volume estimates appropriate to the time frame in which a Member becomes a Committed Member. Participation in the Committed Member rebate program will begin the first day of the month after becoming a Committed Member.

(e) Medical Imaging recognizes that changes in the manufacturing schedule or market conditions may necessitate a change in the Curie minimums associated with Schedule E to future Rebate Periods during the term of the Agreement. Medical Imaging and UPPI agree to negotiate in good faith to adjust such minimums upon mutual written agreement.

C.                                    Uncommitted Member Pricing Program

Cardiolite®. If a Member elects not to become a Committed Member, such Uncommitted Member shall pay the Fee Per Dose price set forth in Schedule B, Table B1, until the Fee Per Dose price as set forth in Schedule B, Table B3 becomes effective within 15 days following Competitive Entry. In order to attempt to achieve competitive pricing, it is the intent of Medical Imaging and UPPI to re-evaluate the Fee Per Dose once during each Quarter after January 1, 2009 potentially changing the Fee Per Dose, upon the mutual written agreement of Medical Imaging and UPPI.

Technelite® Generator. Price increases for generators for Uncommitted Members will be limited to the following with 30 days notice to UPPI:

•	August 1, 2008	up to ****%

•	January 1, 2009	up to ****%

•	July 1, 2009	up to ****%

•	January 1, 2010	up to ****%

•	July 1, 2010	up to ****%

Pricing for Technelite® Generators prior to August 1, 2008 can be found on Schedule C. There is **** to obtain the purchase price for Uncommitted Members.

Thallium. Pricing for Uncommitted Members will be the pricing set forth on Schedule B, Table B5. There is **** to obtain the

Thallium purchase price for Uncommitted Members and the price is valid before and after Competitive Entry. Medical Imaging reserves the right to change the price of Thallium with 30 days written notification to UPPI.

D.                                    Uncommitted Member Rebate Program

A rebate program for Uncommitted Members is not available.

II.                                     Aggregate Rebate Program

In accordance with Section 2.16(b) of your Standard Cardiolite® Terms, Medical Imaging is also offering the Incentive Program (the “Program”) described on Schedule D.

A.           The Program is being offered to all Members though December 31, 2010 (the “Term”) as long as the following pre-conditions are satisfied:

i.                  UPPI has a minimum of **** (****) Member-owned commercial radiopharmacy locations, in Good Standing, to make purchases of Sestamibi Products and Technelite® Generators from Medical Imaging commencing April 1, 2008 and at all times thereafter.

ii.               All Members collectively purchase a minimum aggregate amount of Sestamibi Product doses and Technelite® Generator curies, as detailed in Column 1 and Row 1 respectively, in the tables on Schedule D, during each associated Rebate Period, commencing April 1, 2008 and at all times thereafter.

iii.            Should the foregoing requirements not be met for **** (****) consecutive Quarters, Medical Imaging may, in its sole discretion, immediately upon written notice to UPPI, terminate the Program.

B.             For each Rebate Period during the Term, each Member in Good Standing that pays the invoices submitted by Medical Imaging on a timely basis, may be entitled, in accordance with Schedule D, to a percentage rebate on total dollar sales for the purchases of Sestamibi Products and Technelite® Generators invoiced and delivered in aggregate to all Members. The percentage of rebate earned will be determined by (i) the aggregate Sestamibi Product doses sold by Medical Imaging to the Members during the Rebate Period (as set forth in the Monthly report provided to Medical Imaging from Members) and (ii) the aggregate purchases of Technelite® Generator (curies) invoiced and delivered to the Members during the Rebate Period.

C.             Prior to Medical Imaging’s implementation of Schedule B, Table B2 and Table B3, Cardiolite® pricing, the rebate, earned as detailed in Section II B above, will be paid on Member’s (i) purchases of vials of Sestamibi Products during the applicable Rebate Period (as set forth in Medical Imaging invoices), (ii) additional unit doses of Sestamibi Products invoiced during the applicable Rebate Period, and (iii) purchases of Technelite® Generators invoiced and delivered to Member during the applicable Rebate Period. Any rebates earned shall be issued to the Member by Medical Imaging as a credit against future purchases of products by the Member. Medical Imaging will not settle any such rebate in cash, except if a Member ceases to exist or is otherwise acquired and the successor ceases to be a Member and there are no outstanding invoices payable by such Member to Medical Imaging

D.            After Medical Imaging’s implementation of Schedule B, Table B2 and Table B3, Cardiolite® pricing, the rebate will still be earned as detailed in Section II B above, however, the rebate will only be paid on the total of Technelite® Generators (curies) invoiced and delivered to the Member during the Rebate Period.

III                                    Other Terms

A.                                   Each Member shall, during the Term, pay an amount to Medical Imaging equal to the then-effective Fee Per Dose for each dose of Sestamibi Product, the then-effective Technelite® Generator Purchase Price for purchases of Technelite® Generators and the then-effective per mCi price for purchases of Thallium delivered and invoiced to it by Medical Imaging.

B.                                     The teaks of the existing Exhibit I of the Standard Cardiolite® Terms are being modified as set forth herein by each of the above terms. For so long as the conditions contained herein are met during the Term, the existing Exhibit I to the Standard Cardiolite® Terms is hereby deemed to be no longer in any force or effect and all references to Exhibit I to the Standard Cardiolite® Terms will be understood to reference and incorporate the terms contained herein, provided however, that if and when the pricing below ceases to apply, the existing Exhibit I will be automatically reinstated and will once again be in full force and effect.

C.                                     Effective immediately, Members will no longer be required to provide Medical Imaging with a Quarterly ANP Report (as described in Section 2.07(c)(ii)) in order to receive pricing concessions. In fact, Medical Imaging will no longer be collecting such reports. Required Monthly Reports (as described in Section 2.07 (b)(i)(ii)) will still be collected.

D.                                    Any and all terms and conditions, if any, contained within the Standard Cardiolite® Terms that are inconsistent with this notice are hereby deleted, void and of no further force or effect.

E.                                      Each Member herby represents and warrants that it will properly store, use and dispose of all materials provided pursuant to the Agreements in accordance with any instructions set forth on the applicable product labels, the rules and regulations promulgated by the U.S. Nuclear Regulatory Commission and all other applicable local, state and federal government regulations.

F.                                      Notwithstanding anything in Agreements to the contrary, the Agreement, may be freely assigned by Medical Imaging.

G.                                     Notwithstanding anything in the Individual Pharmacy Agreements to the contrary, upon any amendment, modification or supplement to the Standard Cardiolite® Terms, Medical Imaging shall be required at any time to provide written notice thereof solely to UPPI at the following address:

United Pharmacy Partners, Inc.

5400 Laurel Springs Parkway, Suite 405

Suwanee, GA 30024

Attn: Perry Polsinelli

All notices to be provided to Medical Imaging hereunder shall be delivered to:

Lantheus Medical Imaging, Inc.

331 Treble Cove Road,

North Billerica, Massachusetts

Attn: David Mann

Exhibit 1 (cont)

SCHEDULE A

Defined Terms

A.                                   Capitalized terms not otherwise defined herein shall have the meanings specified in the Standard Cardiolite® Terms.

B.                                     “Agreements” means collectively the Agreement Concerning Cardiolite® and Technelite Generator Supply, Price and Rebates, the Individual Pharmacy Agreement, and the Standard Cardiolite® Terms.

C.                                     “Approved” means Approved by the United States Food and Drug Administration pursuant to an Abbreviated New Drug Application as a Sestamibi Product.

D.                                    Commitment Baseline” means ****% of the Member’s current Cardiolite® (Sestamibi Product) volume established from the period of March, April and May of 2008.

E.                                      “Committed Member” means a Member or Member Radiopharmacy Family which commits to purchase the Commitment Baseline of Cardiolite® as set forth on Schedule B to Exhibit 1.

F.                                      “Competitive Entry” means the date of the first lawful sale to the public of an Approved generic sestamibi, following expiration of market exclusivity on July 29, 2008.

G.                                     “Fee Per Dose” means the purchase price per dose of Cardiolite® set forth on Schedule B to Exhibit 1, as such price may be modified from time to time in accordance with the Agreements.

H.                                    “Good Standing” means the status of having obtained and retained all federal, state and local licenses and other requirements necessary for the lawful conduct of business as a commercial radiopharmacy.

I.                                         “Individual Pharmacy Agreements” means the Cardiolite® License and Supply Agreements between Medical Imaging and a Member.

J.                                        “Member” means a Member of UPPI in Good Standing.

K.                                    “Member Radiopharmacy Family” means two (2) or more commercially established radiopharmacies in Good Standing and which are directly or indirectly Controlled by or under common Control by the same Member.

L.                                      “Quarter” means (i) the initial period from February 1, 2008 through March 31, and (ii) each calendar quarter thereafter commencing April 1, 2008.

M.                                 “Rebate Period” means (i) the initial period from **** through ****, (ii) the period from **** through ****, (iii) the period from **** through **** (iv) the period from **** through **** and (v) each three month period of the Term, commencing ****.

N.                                    “Technelite® Generator Purchase Price” means the purchase price for Technelite® Generators set forth on Schedule C to Exhibit 1, as such price may be modified from time to time.

O.                                    “Technelite® Generators” means technetium Tc99m generators sold under the trademark Technelite®.

P.                                      “Uncommitted Member” means a Member or Member Radiopharmacy Family which does not commit to purchase any minimum volume of Cardiolite®.”

Exhibit 1 (cont)

SCHEDULE B

Table B1                                Member Cardiolite® Fee Per Dose until Competitive Entry.

Fee Per Dose =	$**** effective through Competitive Entry

Table B2                                Committed Member Cardiolite® Fee Per Dose

Commitment Baseline

Fee Per Dose =	$**** effective within 15 days following Competitive Entry

Table B3                                Uncommitted Member Cardiolite® Fee Per Dose

Fee Per Dose =

$**** effective within 15 days following Competitive Entry. Upon future Committed Member pricing changes, the differential between the Committed Member and the Uncommitted Member Fee Per Dose price will be $****.

Table B4                                Committed Member Thallium Purchase Price

Price per mCi=	$****

Table B5                                Uncommitted Member Thallium Purchase Price

Price per mCi=	$****

Exhibit 1 (cont)

SCHEDULE C

Technelite® Generator Purchase Pricing through July 31, 2008

Size of Technelite® Generator (in curies of Mo99)	Price for Units Manufactured Monday, Tuesday, Thursday and Friday		Price for Units Manufactured Sunday
****	$	****	$	****
****	$	****	$	****
****	$	****	$	****
****	$	****	$	****
****	$	****	$	****
****	$	****	$	****
****	$	****	$	****
****	$	****	$	****
****	$	****	$	****
****	$	****	$	****
****	$	****	$	****
****	$	****	$	****
****	$	****	$	****

Exhibit 1 (cont)

SCHEDULE D

Aggregate Rebate Program

Rebate schedule for the Rebate Period ****-****

Cardiolite®
Doses
	Technelite® Generator	Column 1		Column 2		Column 3
	Curies	****-****		****-****		****+
Row 1	****-****	****	%	****	%	****	%
Row 2	****-****	****	%	****	%	****	%
Row 3	****	****	%	****	%	****	%

Rebate schedule-Rebate Period ****-****

Cardiolite®
	Technelite®					Doses
	Generator	Column 1		Column 2		Column 3		Column 4
	Curies	****-****		****-****		****-****		****+
Row 1	****-****	****	%	****	%	****	%	****	%
Row 2	****-****	****	%	****	%	****	%	****	%
Row 3	****+	****	%	****	%	****	%	****	%

Rebate schedule for the Rebate Period ****-****

Cardiolite®
	Technelite®					Doses
	Generator	Column 1		Column 2		Column 3		Column 4
	Curies	****-****		****-****		****-****		****+
Row 1	****-****	****	%	****	%	****	%	****	%
Row 2	****-****	****	%	****	%	****	%	****	%
Row 3	****	****	%	****	%	****	%	****	%

Rebate schedule for the Rebate Period ****-****

	Technelite®					Cardiolite® Doses
	Generator	Column 1		Column 2		Column 3		Column 4
	Curies	****-****		****-****		****-****		****+
Row 1	****-****	****	%	****	%	****	%	****	%
Row 2	****-****	****	%	****	%	****	%	****	%
Row 3	****+	****	%	****	%	****	%	****	%

Rebate schedule for each Rebate Period commencing ****

Cardiolite®*
	Technelite®					Doses
	Generator	Column 1		Column 2		Column 3		Column 4
	Curies	****-****		****-****		****-****		****+
Row 1	****-****	****	%	****	%	****	%	****	%
Row 2	****-****	****	%	****	%	****	%	****	%
Row 3	****+	****	%	****	%	****	%	****	%

Exhibit 1 (cont)

Schedule E

Committed Member Rebate Schedule

Rebate Schedule for Rebate Period commencing ****-****

Technelite®					Cardiolite®*
Generator					Doses
Curies	****%		****%		****%		****%
****	****	%	****	%	****	%	****	%
****%	****	%	****	%	****	%	****	%
****%	****	%	****	%	****	%	****	%

Rebate Schedule for each Rebate Period commencing ****

Technelite®					Cardiolite®*
Generator					Doses
Curies	****%		****%		****%		****%
****	****	%	****	%	****	%	****	%
****%	****	%	****	%	****	%	****	%
****%	****	%	****	%	****	%	****	%